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                                                                   Exhibit 10.9

                          MASTER PARTICIPATION AGREEMENT

         THIS MASTER PARTICIPATION AGREEMENT ("Agreement") is entered into as of November 17, 2000, by and among MS Acquisition Limited, a Delaware limited partnership ("Participant'), and the banks or other lending institutions who are parties to that certain Credit Agreement defined below and who are parties to this Agreement below (each individually a "Seller" and collectively the "Sellers").

                               R E C I T A L S

         A. Marketing Specialists Corporation, Paul Inman Associates, Inc., Marketing Specialists Sales Company, Bromar, Inc. and The Sales Force Companies, Inc. (collectively the "Borrowers" and individually a "Borrower") are parties to that certain Credit Agreement dated March 30, 2000 among the Borrowers, the banks or other lending institutions named therein and The Chase Manhattan Bank as agent for such banks or other lending institutions (as modified by the following, herein the "Credit Agreement": that certain First Amendment to Credit Agreement dated April 13, 2000, that certain Joinder Agreement dated as of April 14, 2000, that certain Consent and Forbearance Letter dated as of August 30, 2000 and that certain Second Amendment to Credit Agreement dated November 17, 2000). Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Credit Agreement.

         B. Participant desires to participate in the Tranche B Loans by purchasing from the Sellers, and Sellers have agreed to sell to Participant, an undivided ownership interest in all the Tranche B Loans held by each Seller, all upon the terms and subject to the conditions set forth in this Agreement.

         NOW, THEREFORE, for the cause and in consideration of the matters recited above and the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

         Section 1.   SALE OF PARTICIPATION.

                  (a) PARTICIPANT'S PARTICIPATION. WITHOUT RECOURSE TO ANY SELLER, OR REPRESENTATION OR WARRANTY BY ANY SELLER EXCEPT AS SPECIFICALLY SET FORTH HEREIN, each Seller hereby sells, assigns, transfers and delivers to Participant and Participant hereby unconditionally and irrevocably agrees to purchase, accept and assume from each Seller, a continuing 100% participation interest in and to all of each Seller's right, title and interest in the Seller's Tranche B Loans together with its rights and obligations under the Loan Documents relating thereto, which include the following: (i) a percentage share determined as set forth below (the "Participant's Share") in all of each Seller's right, title and interest in and to the Loan Documents and the Collateral; PROVIDED THAT (A) THE PARTICIPANT SHALL HAVE NO RIGHT TO ANY LETTER OF CREDIT FEES, COMMITMENT FEES, ANY OTHER FEES, ANY EXPENSE REIMBURSEMENT OR INDEMNIFICATION PAYMENTS MADE UNDER THE TERMS OF THE LOAN DOCUMENTS (except, with respect to expense reimbursement and indemnity payments, as specifically set forth in Section 7(c)) AND (B) THE PARTICIPANT SHALL NOT BE OBLIGATED TO PARTICIPATE IN LETTERS OF CREDIT UNDER THE Credit Agreement; and (ii) subject to the terms and conditions of this Agreement, all amounts of principal and interest received by each Seller on account of and to be applied to the Tranche B Loans in accordance with the Credit Agreement and the Intercreditor Agreement, whether from a Borrower, from the sale or other disposition of the Collateral, from others who are now or may in the future become obligated to the Agent or any Seller with respect to some or all of the amount owing on the Tranche B Loans (hereinafter collectively with the Borrowers referred to as the "Obligated Parties"), or from any other source, including, without limitation, any net recovery from

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litigation (all amounts described in this clause (ii) herein referred to as the "Payments" and the Payments, together with Participant's interest in the other property described above in this Section l(a) herein called the "Participation"). Except for the obligations of a Seller to account for Payments received by it and except as otherwise specifically provided herein, the sale and purchase by the Participant of its Participation is without recourse to any Seller (not even for return of the amounts paid to purchase the Participation) and without representation or warranty by any Seller. The term "Participant's Share" shall, with respect to each Seller, be determined by multiplying by 100 the amount determined by dividing the then outstanding principal amount of the portion of the Loans of such Seller in which Participant has participated at the time of determination by the sum of the Tranche B Loans of such Seller plus (i) if the Commitments are in effect, the Commitment of the Seller or (ii) if the Commitment of the Seller has been terminated, the then Outstanding Revolving Credit of such Seller. Participant's Share, the remaining percentage interest of Seller in the Obligations ("Seller's Share") and the percentage interests of any other Person who has purchased an undivided interest in the Obligations from Seller (herein the "Other Purchasers") may be referred to from time to time herein individually as a "Share" and collectively as the "Shares" and any Person's Share shall be determined in the same manner as Participant's Share is determined. Participant's Participation shall be evidenced by this Agreement. Participant acknowledges that its interest in and Share of the Collateral is subject and subordinate to the interest of (i) the Sellers in the collateral as provided in Section 4.6 of the Credit Agreement and (ii) the interests of First Union National Bank as provided in the Intercreditor Agreement.

                  (b) PAYMENT OF PURCHASE PRICE. As of November 20, 2000 (the "Effective Date"), the principal amount of the Tranche B Loans owing to each Seller are set forth on Schedule 1 hereto in the column entitled "Tranche B Loans as of the Effective Date" and with respect to each Seller, Participant has advanced to such Seller the principal amount of the Tranche B Loans owing to such Seller as the purchase price for the purchase of Participant's Participation from the Seller. Pursuant to the terms of the Credit Agreement, the amounts of the Tranche A Loans of each Seller reflected on Schedule 1 hereto in the column entitled "Amount of Tranche A Loans to be Converted" shall be reallocated to and will become Tranche B Loans on December 13, 2000. In furtherance of the participation purchased under Section 1(a), Participant unconditionally and irrevocably agrees to advance to each Seller on December 13, 2000, an amount equal to the amount reflected on Schedule 1 in the column entitled "Amount of Tranche A Loans to be Converted" and opposite the applicable Seller as the purchase price for the purchase of Participant's Participation from Seller in the Tranche B Loans resulting from such reallocation (as applicable to each Seller, the "December 13 Purchase Price"). After giving effect to the payment of the December 13 Purchase Price and the reallocation of the Loans in accordance with this Section 1(b), the aggregate amount of the Tranche B Loans of each Seller as of December 13, 2000 equals the amount set forth on Schedule 1 hereto in the column entitled "Tranche B Loans as of December 13, 2000" and opposite the applicable Seller's name.

                  (c) REALLOCATION OF TRANCHE B LOANS. Under the terms of
Section 2.2 of the Credit Agreement and in addition to the reallocation contemplated by Section 1(b) above, the Sellers have the right to reallocate the principal amounts of the Loans from Tranche A Loans to Tranche B Loans. No such reallocation shall be effective for purposes of the Participant's purchase of its interests in the Tranche B Loans hereunder unless the Participant shall have executed the Reallocation Notice delivered under the terms of Section 2.2 of the Credit Agreement; PROVIDED THAT, with respect to the reallocation of Tranche A Loans on December 13, 2000, pursuant to the terms of Section 1(b) above, Participant's signature will not be necessary. If Participant shall execute a Reallocation Notice, Participant shall advance to each Seller on such effective date of reallocation the principal amount of the Loans then being allocated as Tranche B Loans, such Loans shall be Tranche B Loans for all purposes of this Agreement

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(including without limitation, the provisions of Section 1 and the calculation of Participant's Share) and Schedule 1 shall be deemed to have been amended to add such Tranche B Loans thereto.

                  (d) RIGHTS OF PARTICIPANT IN THE LOAN DOCUMENTS. Except as specifically provided in this Agreement, the Participant shall have no direct or indirect rights in any Loan Documents or the Collateral.

                  (e) OWNERSHIP INTEREST. This Agreement constitutes a sale of a participation interest in the Tranche B Loans to Participant and shall in no way be construed as a loan by Participant to any Seller or as creating any other relationship. Each Seller shall hold possession of the Loan Documents in its name but will mark its records to show the Participant's interest in the Tranche B Loans. This Agreement is not intended to constitute, and shall not be construed to establish a partnership or joint venture between any Seller and the Participant. No Seller will have any obligation or responsibility to the Participant except to the extent specifically stated herein. No Seller shall have any fiduciary, agency or trust relationship of any kind with the Participant, and nothing in this Agreement, whether express or implied, is intended nor shall be construed to impose upon any Seller any obligations with respect to the transactions contemplated hereby, except as expressly set forth herein. Neither the execution of this Agreement, nor the performance of any of the terms or provisions hereof or the performance or exercise of any obligations or rights pursuant hereto, shall have the effect of constituting the Participant an owner, holder, purchaser, or seller of any security (as that term is defined in the Securities Act of 1933, the Securities Exchange Act of 1934 or any other applicable securities statutes) issued, owned, purchased, or sold by any Seller, either as principal or as agent for any Borrower. Participant acknowledges that its purchase of its Participation hereunder constitutes a commercial loan by Participant to the Borrowers and does not constitute an "investment" in any Borrower as that term is commonly understood. Participant has no expectation that it will derive profits from the efforts of any Seller or any third party in respect of the acquisition of Participant's Participation hereunder.

         Section 2.   DISTRIBUTION OF PAYMENTS; RESPONSIBILITY EACH SELLER.

                  (a) APPLICATION OF PRINCIPAL AND INTEREST PAYMENTS. Whenever a Seller receives a Payment to be applied to the Tranche B Loans, as determined by such Seller in accordance with the applicable provisions of the Credit Agreement and the Intercreditor Agreement, it will, within one Business Day, pay over to the Participant, in like funds, subject to the other provisions of this Agreement, the following: (i) in the case of any Payment of or to be applied to interest, the portion of such Payment accruing from the Effective Date or the date of last payment, whichever is later, until the date on which the Payment is made to the Seller (to the extent received by the Seller); and (ii) in the case of a Payment to the Seller of or to be applied to principal on the Tranche B Loans, an amount equal to the Payment so received. Payments received by a Seller on the Tranche B Loans, while in the possession of a Seller, shall be held for the benefit of Participant. Participant acknowledges and agrees that: (i) under the terms of the Credit Agreement and the Intercreditor Agreement no payments (whether from the proceeds of Collateral or otherwise) are required to be made on or applied to the principal or interest owing in respect of Tranche B Loans unless and until all Tranche A Obligations are paid in full in cash (or cash collateralized in a manner satisfactory to all of the Sellers and the Agent) and the Commitments have been irrevocably terminated and all Term Loan Obligations (as defined in the Intercreditor Agreement) are paid in full in cash; (ii) the Tranche A Obligations include contingent reimbursement obligations arising in connection with outstanding Letters of Credit and indemnification and expense reimbursement obligations which may be cash collateralized in such amounts as the Agent and the Sellers may determine;
(iii) the Agent and the Sellers may, in their discretion and pursuant to the terms of the Credit Agreement but without obligation to do so, make over-advances in excess of the Borrowing Availability,

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whether or not the aggregate liquidation value of the Collateral equals or exceeds the resulting aggregate unpaid balance of the Tranche A Obligations;
(iv) the provisions of this Agreement are intended to and shall be enforceable at all times, notwithstanding the commencement or continuation of any case or proceeding under the United States Bankruptcy Code (a "Bankruptcy Case"). In the event of any Bankruptcy Case involving the Obligated Parties, or any of them, the Agent and the Sellers, or any of them, may consent to the use of cash collateral or the use or sale of other Collateral pursuant to
Section 363 of the Bankruptcy Code, extend credit to the Borrowers, or any of them, pursuant to Section 364 of the Bankruptcy Code and/or take any other action in connection with such Bankruptcy Case as the Agent or any such Sellers may deem appropriate in their sole discretion. Any credit extended to the Borrowers after the commencement of a Bankruptcy Case relating to a Borrower shall constitute Tranche A Obligations for all purposes of this Agreement and the Loan Documents. In any such Bankruptcy Case, claims in respect of Tranche A Obligations shall be filed by the Agent as a separate proof of claim, separate and distinct from any proof of claim filed with respect to principal and accrued interest under the Tranche B Loans.

                  (b) RECOVERIES BY BORROWERS. If at any time any Payment is returned to a Borrower or paid to any other Person as a result of any demand or litigation, pursuant to any insolvency law, any sharing clause in any Loan Document or otherwise, then, notwithstanding any other provision of this Agreement, no Seller shall be required to distribute any portion thereof to Participant, and Participant will within one Business Day of demand by a Seller repay any portion thereof that shall have been distributed to it, together with interest thereon at such rate, if any, the applicable Seller shall pay to the applicable Borrower or such other Person. Each Seller shall have the sole right to settle, negotiate, litigate, or compromise any such demand or litigation and a Seller's decisions regarding the same shall be binding on Participant.

                  (c) UNCOLLECTED PAYMENT. If a Seller shall pay any amount to Participant pursuant to this Agreement in the belief or expectation that a Payment has been made or will be received or collected and such Payment is not received or collected by Seller within five (5) Business Days of payment by the Seller to Participant, then Participant will, within one Business Day of demand by such Seller, return such amount to such Seller, together with interest thereon at the same non-default interest rate that is charged on the Tranche B Loans.

                  (d) ACQUISITION OF COLLATERAL. If a Seller or the Agent shall ever acquire any Collateral through foreclosure or by a conveyance in lieu of foreclosure or by retaining any of the Collateral in satisfaction of all or any part of the Tranche B Loans, Seller shall not be required to remit to Participant any portion thereof that has been satisfied and Participant shall only be entitled to its interests in the Collateral so acquired and shall remain obligated to pay its Share of all reasonable attorneys' fees and other expenses incurred by such Seller in connection with the enforcement of the Loan Documents as set forth in Section 7 hereof. Participant shall receive the portion of the amounts described in this clause (d) to which it is entitled only if, as, and when such amounts are paid to a Seller and no Seller shall incur any liability to Participant for any sums not received by it.

                  (e) NOTICE OF PAYMENT DEFAULT. No Seller shall have any obligation to notify Participant of any Default. No Seller shall have any responsibility to make any determination, from any information in its possession or by making inquiries, as to the existence of a default in payment by any Borrower under the Loan Documents or the occurrence and existence of any Default.

                  (f) NOTICE. No failure by a Seller to give any notice of anything contemplated by this Agreement shall result in any liability of such Seller to Participant.

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                  (g) INQUIRY OF THE BORROWERS. No Seller shall be required
to make any inquiry concerning the performance by any Obligated Party of any of its obligations and liabilities under or with respect to the Loans, any Loan Document, or Collateral. No Seller shall have any obligation to provide Participant with any information relating to the Tranche B Loans or the Participant's Participation. Participant agrees that it will continue to conduct its own investigations and analysis as described in Section 5 of this Agreement.

         Section 3.   STANDARD OF CARE.

         No Seller shall have any liabilities or obligations or responsibilities of any kind whatsoever to the Participant except for its obligations and responsibilities specifically set forth herein and with respect to the performance of such obligations and responsibilities shall have no liability with respect to any action, omission or error of judgment in connection therewith, except for its own gross negligence or willful misconduct.

         Section 4.   DECISIONS REGARDING LOANS.

                  (a) SELLERS' SOLE DISCRETION. Except as otherwise specifically provided herein, Participant agrees that the Sellers, in their own sole and absolute discretion and without prior notice to Participant, may make all decisions and exercise, or refrain from exercising, all rights and powers granted to a Seller under this Agreement and the Loan Documents, whether or not there shall have occurred a default under this Agreement or any Default under any of the Loan Documents, including, without limitation, the right to (i) negotiate, control, manage, service and administer the Loans, (ii) agree to any amendment, modification, restructure, waiver, substitution, or release of any of the terms of any portion of the Loan Documents, (iii) consent to any action or failure to act by any Obligated Party, (iv) exercise or refrain from exercising any powers, rights, or remedies which a Seller may have under or in respect of the Loans, including without limitation, enforcement of the obligations of the Obligated Parties in any fashion including declaring the Loans in default, accelerating maturity thereof or instituting any proceedings or exercising any right or remedy that a Seller chooses to institute or exercise to collect from any Obligated Party or the Collateral any and all amounts due on or in connection with the Loans including any right or remedy relating to seizure, set-off, deed in lieu, foreclosure, or attachment of the Collateral or any other property of any Obligated Party, the right to bid on the Collateral at public or private sale, to manage the Collateral after taking title thereto, to determine the price bid, and to determine a sales price after foreclosure without regard to the amount of the Loans, (v) protect the Collateral or to expend funds for same, (vi) allocate any amount received to the Tranche A Obligations in such order and manner as a Seller may determine in its discretion but subject to the terms of the Credit Agreement and the Intercreditor Agreement, and (vii) exercise all such powers as are incidental to any of the foregoing.

         A Seller may execute any of its duties hereunder by or through agents, employees, or attorneys. In this regard, although not required to do so, each Seller and its officers, directors, employees, attorneys and agents may consult with and rely upon the advice of legal counsel, independent public accountants and other experts selected by such Seller, any Obligated Party or any other Person. Each Seller, its officers, directors, employees and agents, shall not be liable for any action taken, omitted, or suffered by a Seller in accordance with the advice of such counsel, accountants or experts. Neither any Seller nor their respective officers, directors, employees, attorneys and agents shall incur any liability by acting on or relying upon any note, notice, order, consent, warrant or other instrument or writing (which may be by telegram, e-mail, telex, telecopy or comparable transmission) or telephone conversation believed by them

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to be genuine or authentic or signed or sent or made by the proper person. No
Seller shall be compelled to do any act hereunder or under any Loan Document or to take any action towards execution or enforcement of the powers created under this Agreement or under any Loan Document, or to prosecute or defend any suit in respect hereof or thereof, unless indemnified to its satisfaction by Participant against loss, costs, liability and expense. No Seller shall have any liability to Participant for failure or delay in exercising any rights or powers afforded to or possessed by it pursuant to the Loan
Documents or otherwise.

                  (b) CONSENT NEEDED. Notwithstanding Section 4(a), so long as Participant has not breached this Agreement, no Seller shall do any of the following without the prior approval of Participant, which approval shall not be unreasonably withheld or delayed:

                           (i)      Reduce or,  except as  contemplated  by
Section 1(b), increase the principal amount of the Tranche B Loans or extend or postpone any date fixed for Payment to be made on Tranche B Loans or reduce the rate of interest payable on the Tranche B Loans; or

                           (ii)     release a  substantial  portion of
Collateral or agree to or accept any other collateral in substitution for Collateral (except as contemplated by the Loan Documents, except in connection with the sale or other disposition thereof after default or except in the normal course of business).

                  (c) CONSENT DEEMED GIVEN. If a Seller shall request consent from Participant and shall not have received an express written denial thereof from Participant within ten (10) Business Days of the request, then the consent shall be deemed given.

         Section 5.   REPRESENTATIONS, WARRANTIES AND FURTHER AGREEMENTS.

                  (a) PARTICIPANT'S WARRANTIES. Participant represents and warrants to each Seller and agrees with each Seller that:

                           (i)      it has  become a party  hereto  solely
in reliance upon its own independent investigation and analysis of the financial and other circumstances surrounding the Obligated Parties, the Collateral, the Loan Documents and all aspects of the transactions evidenced thereby or referred thereto or has otherwise satisfied itself thereto;

                           (ii)     it had access to and has received from
the Obligated Parties and reviewed (and has had sufficient time to review) true and complete copies of all Loan Documents, Collateral, and all other documents related to the Loans requested by Participant, including such financial or non-financial information it deemed necessary to make a complete and accurate credit analysis and decision so as to purchase the Loans;

                           (iii) it has experience and expertise in the
making of loans such as the Tranche B Loans and in making decisions to make loans such as the Tranche B Loans; that it has acquired its Participation for its own account solely for the purpose of participating in the Tranche B Loans and not with any present intention of selling all or any portion of such interest;

                           (iv)     it is not relying upon any
representation, warranty or statement of any Seller in acquiring its Participation and has not received any information from any Seller in making its decision to enter into this Agreement and purchase its Participation;

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                           (v)      it has read and  understands  this
Agreement and confirms that no Seller has approached the Participant to offer to Participant its Participation but that Participant, based on the investigation described above and communications with Obligated Parties, has determined to purchase it Participation and approached the Sellers with the offer to purchase its Participation;

                           (vi)     as  contemplated  by  Section l(e)
hereof, no Seller has any obligation or responsibility to the Participant except to the extent specifically stated herein and Participant understands that no Seller has any fiduciary, agency, trust, confidential or other relationship of any kind with Participant and has no obligation to disclose to Participant any information which it presently has or may hereafter acquire relating to the Loans, the Obligated Parties, the Collateral or the Loan Documents, whether adverse or beneficial, except as specifically set forth herein;

                           (vii) Participant understands that it could lose
all of the amounts advanced to purchase its Participation as a result of the insolvency of any Obligated Party or the Banks or as a result of any defense to payment that any Obligated Party may have, that the sale by each Seller to Participant of its Participation is without recourse to such Seller and therefore any such loss cannot be recovered from any Seller;

                           (viii) Participant will, independently and without
reliance upon any Seller and based upon Participant's review of such documents and information as Participant deems appropriate at the time, continue to make and rely upon its own credit decisions and analysis in taking or not taking any action which it may be permitted to take in connection with any matters which relate to this Agreement and the Participation;

                           (ix)     Participant's  execution,  delivery,  and
 performance of this Agreement is authorized under, does not conflict with, and will not result in a violation of any agreement, covenant, law or governmental regulation or consent decree or order applicable to Participant or its property, and all necessary consents, licenses, approvals and authorizations of, and registrations and declarations with, any governmental or regulatory authority or body (collectively the "CONSENTS" and individually a "CONSENT") presently required in connection with its execution, delivery and performance of this Agreement or for the enforcement of this Agreement against it have been obtained or made and are in full force and effect, and it shall: (A) make reasonable efforts to maintain the same and promptly obtain and maintain any additional Consents that become necessary for such execution, delivery, performance and enforcement, (B) comply in all material respects with the terms of each such Consent, and (C) notify the Sellers promptly upon its becoming aware of any such Consent being withdrawn, suspended or otherwise limited in effect or ceasing to be in full force and effect or of any such additional Consent becoming necessary; and

                           (x)      Participant has the financial  resources
sufficient to fulfill its obligations hereunder.

                  (b) RISKS ACCEPTED. Participant agrees to bear the risks inherent in the Participation and to be bound by all of the terms and subject to all of the conditions set forth in the Loan Documents and Collateral in the same manner and to the same extent as if Participant were an original lender under the Credit Agreement.

                  (c) NO IMPAIRMENT OF OBLIGATIONS. The rights of Sellers as against Participant, and the rights and obligations of Participant, in each case as provided by the terms of this Agreement, shall

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remain in full force and effect without regard to, and shall not be impaired by, any circumstance, including without limitation: (i) any act or failure to act on the part of the Agent or any Seller; (ii) any indulgence in respect of the Loan Documents granted by the Agent or any Seller pursuant to the Loan Documents or otherwise; (iii) any increase or decrease in the maximum amount of the Commitments, or the provision of additional credit facilities under the Loan Documents; (iv) except as set forth in Section 4(b), any change in the manner, place or terms of payment of all or any part of the Obligations or renewal, extension, modification, rearrangement, refinancing or refunding of all or any part of the Obligations, or any amendment, modification or restatement, or waiver of, or addition or supplement to, or deletion from, or compromise, release, consent or other action in respect of the Loan Documents which may be made by the Agent and the Sellers, or any of them; (v) any exercise or non-exercise by the Agent and the Sellers of any right, power, privilege or remedy under or in respect of the Loan Documents or any waiver of any such right, power, privilege or remedy or of any default in respect thereof, or any neglect, delay, omission, failure or refusal to take or prosecute any action for the collection of all or any part of the Obligations or to take or prosecute any action in connection with any of the Loan Documents; (vi) any receipt by the Agent or any Seller of any security, or any failure by the Agent or the Sellers to perfect or maintain perfection of any security interest in any property; (vii) any merger or consolidation of any Obligated Party, the Agent or any Seller or any of their respective subsidiaries into or with any other Person, or any sale, lease or transfer of any or all of the assets of any such Person or any of their respective subsidiaries to any other Person; (viii) any sale, exchange, release, surrender, or realization upon, in any order, any Collateral or Lien securing all or any part of the Obligations; (ix) except as set forth in Section 4(b), any settlement or compromise of the Obligations or any portion thereof, (x) subordination of the payment of all or any part of the Obligations to the payment of any obligations, indebtedness or liabilities which may be due or become due to the Agent or the Sellers; (xi) release of all or any one or more of the Obligated Parties, (xii) the absence of any notice to, or knowledge by, Participant of the existence or occurrence of any of the matters or events set forth in the foregoing SUBSECTIONS (i) through (xi) preceding.

                  (d) SELLERS' DISCLAIMER. Each Seller: (i) makes no warranty or representation, express or implied, whatsoever unto Participant except as set forth below and shall not be responsible for any statement, warranty or representation made in or in connection with the Loan Documents or for the financial information or other documents furnished to Participant or for the financial condition, solvency, or business affairs of any Obligated Party;
(ii) shall not be responsible for the performance or observance of any term, covenant or condition of the Loan Documents or the Collateral on the part of any Obligated Party and shall not have any duty to inspect the property or books and records of any Obligated Party; and (iii) makes no warranty or representation as to and shall not be responsible for, the due execution, legality, accuracy, completeness, legal effect, validity, enforceability, genuineness, authenticity, value, sufficiency or collectibility of the Loans or any of the Loan Documents (including the Collateral) or any other matter or the priority or perfection of any interest in the Collateral.

                  (e) JOINT REPRESENTATIONS. Each party to this Agreement represents and warrants to all other parties to this Agreement that it has full power and authority to enter into this Agreement and to perform its obligations under this Agreement in accordance with the provisions of this Agreement, that this Agreement has been duly authorized, executed and delivered by such party and that this Agreement constitutes a legal, valid and binding obligation of such party, enforceable in accordance with its terms.

         Section 6.   SALE OR ASSIGNMENT.

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                  (a) PARTICIPANT. Participant may not sell, pledge, assign, convey, transfer, or otherwise encumber or dispose of (collectively, "Transfer") all or any part of its Participation without the prior written consent of the Sellers.

                  (b) SELLER. A Seller may Transfer all or any portion of its Tranche B. Loans, subject to the Participation and any other right, title and interest the Seller has in and to the Obligations and the Loan Documents. A Seller may at any time and from time to time grant one or more participations in the Loans on such terms as such Seller may determine.

                  (c) SELLER'S RIGHT TO RE-PURCHASE PARTICIPANT'S PARTICIPATION. Each Seller shall have the right, but not the obligation, on five (5) Business Days prior written notice to Participant, to purchase the Participant's Participation at a price agreed between the parties or for a purchase price equal to the outstanding principal amount of and all unpaid interest accrued on Participant's Participation, which in no event will be greater than the then principal balance of Participant's Participation on the date of such purchase plus accrued and unpaid interest thereon through the date of such purchase less any amounts Participant owes such Seller pursuant to this Agreement. This Agreement shall thereupon terminate; PROVIDED, HOWEVER, that the provisions of Section 7 hereof shall remain in full force and effect.

                  (d) PROCEDURE FOR RE-PURCHASE. If a Seller shall elect to purchase the Participant's Participation pursuant to this Agreement, the following terms and conditions shall apply to such purchase:

                           (i)      DATE.  The closing of the sale shall
occur at such Seller's address set forth herein, or such other place as such Seller and Participant may agree, within five Business Days of the Seller's notice.

                           (ii)     PRICE. The purchase price shall be paid
in cash by wire transfer to an account specified by Participant.

                           (iii)    TERMS. The sale shall be made without
recourse except that Participant shall warrant that it has good title to the Participation it is transferring, that such Participation is free from all privileges, liens, encumbrances and other claims of third parties, and that such Participation is not subject to any claims, defenses, offsets, counterclaims or demands of any kind whatsoever.

                           (iv)     DOCUMENTS. Participant shall take such
additional actions and execute and deliver such additional documents and instruments as may be necessary to effect the transaction contemplated by, and carry out the intent of, this Section.

         Section 7.   INDEMNIFICATION.

                  (a) PARTICIPANT'S SHARE. In addition to any other obligations owed by Participant to a Seller hereunder, Participant hereby undertakes that it shall at all times hereafter hold each Seller, its officers, directors, employees and agents completely harmless from and indemnify and keep each Seller, its officers, directors, employees and agents fully and effectively indemnified against and shall within one Business Day of a Seller's demand, immediately deliver to such Seller, Participant's Share of all claims, demands, actions, proceedings, judgments, damages, penalties, experts' or attorneys' fees, losses, liabilities, costs, charges and expenses of whatsoever kind and without any exception, which such Seller, its officers, directors, employees and agents may at any time or times suffer, pay, sustain, incur or discharge by reason of or in consequence of such Seller performing its obligations or enforcing rights under the Loan Documents or Collateral or under this Agreement or taken for the protection and

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

preservation of the Collateral, or in the defense of any claim, actual or threatened, by any Obligated Party, a receiver or trustee for any Obligated Party, or any third party, for, or on account of, or with respect to the Loans ("Costs").

                  (b) FULL INDEMNITY. In addition to any other obligations owed by Participant to each Seller hereunder, Participant hereby undertakes that it shall at all times hereafter hold each Seller, its officers, directors, employees and agents completely harmless from and indemnify and keep each Seller, its officers, directors, employees and agents fully and effectively indemnified against and shall, within one Business Day of demand, immediately deliver to each Seller, the full amount of all Costs caused by or arising from any act or omission of Participant. WITHOUT LIMITING ANY PROVISION OF THIS AGREEMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED UNDER THIS SECTION 7 SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, COSTS AND EXPENSES (INCLUDING ATTORNEYS' FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF THE PERSON TO BE INDEMNIFIED.

                  (c) COSTS REIMBURSEMENT. A Seller shall remit to Participant any recovery or reimbursal from any Obligated Party of Costs which were previously paid by Participant and which such Person was legally obligated to reimburse to the Seller pursuant to the Loan Documents.

                  (d) INTEREST DUE BY PARTICIPANT. If Participant does not provide the amount of Costs due to a Seller on the Business Day such amount is to be delivered, such Seller shall be entitled to recover such amount together with interest thereon, at the same default interest rate charged on the Tranche B Loans, for the period from the date such amount was expended by such Seller to the date such Seller recovers such amount from the Participant.

                  (e) SURVIVAL. Notwithstanding anything else set forth in this Agreement, the obligations and indemnities under this Section 7 shall survive the payment in full of the Loans and the termination of the Loan Documents and this Agreement.

         Section 8.   REMEDIES.

         Participant agrees that a Seller may deduct and set-off from any amount otherwise due Participant or debit Participant's account in an amount equal to any amounts owed to such Seller by Participant pursuant to this Agreement or the Loan Documents. In the event that Participant fails or refuses to make an advance to fund its participation under Section 1(b) or 1(c) of this Agreement, the applicable Seller may make the related Tranche B Loan and will be entitled to all interest attributable thereto until reimbursed therefor. Further, a Seller shall be entitled to off-set against the amount Participant is entitled to receive hereunder the amount of such advances made on behalf of the Participant until such amounts are reimbursed. Nothing in this Section 8 shall be construed as releasing, modifying or waiving the obligations of the Participant to fund its participation under Sections 1(b) and 1(c).

         Section 9.   NOTICES.

         Unless otherwise specifically provided herein, any notice or other communication required or permitted to be given hereunder shall be in writing, addressed to the parties at their addresses set forth below and shall be deemed to have been properly given only if hand-delivered, set by an overnight mail or messenger service, sent by telecopier, or sent by first-class mail, postage prepaid, addressed to the party to be notified at the address for such party set forth below, and shall be deemed to have been given

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

on the day it is hand-delivered (if hand delivered), on the Business Day it is sent (if by telecopier), on the first Business Day after it is sent (if sent by overnight mail or messenger service), or the third Business Day after it is sent (if sent by first-class mail); by giving notice as provided above, any party may designate a different address for notices, statements, demands, consents, approvals or other communications intended for it:

                  (a)      Notices to Participant:            MS Acquisition Limited
                                                              17855 Dallas Parkway, Suite 200
                                                              Dallas, Texas 75287

                  (b)      Notices to Sellers:                At the address determined in
                                                              accordance with the Loan Documents

         Section 10.  OTHER LOANS; OTHER SECURITY.

         Each Seller may make other extensions of credit or extend any existing extensions of credit to a Borrower or have other relationships with any Obligated Party. Each Seller shall have the right to exercise any right of compensation or setoff it may have, at its sole discretion. Except with respect to Collateral directly securing the Tranche B Loans, the Participant shall have no interest in any property taken as collateral for, or any guaranty benefiting, any other loans or extensions of credit made to or for any Obligated Party by a Seller, or in any property in such Seller's possession or control, or in any deposit held or other indebtedness owing by a Seller, that may be or become Collateral for or otherwise available for Payment of the Tranche B Loans by the inclusion of "cross-collateralization" provisions in the loan documents or in the collateral or security agreements executed in connection with any other loan in favor of a Seller or by reason of the general description of secured obligations or guaranteed obligations contained in any security agreement, guaranty or other agreement or instrument or by reason of the right of compensation, set-off, privilege, pledge, counterclaim or otherwise, except that if such property shall be applied as a Payment on the Tranche B Loans, then the Participant shall be entitled to such application. Each Seller shall have the sole discretion to determine the allocation of any amount or Payment received from any Obligated Party.

         Section 11.  SET-OFF BY PARTICIPANT.

         Participant agrees that it shall not accept, receive, or apply against the amounts due it with respect to the Tranche B Loans, under any agreement with any Obligated Party or under any other agreement pursuant to which Participant is entitled to receive payments to be made by any Obligated Party any amounts obtained in any manner, voluntarily or involuntarily, whether by counterclaim, set off, compensation, pledge, bankers' privilege or lien or any rights under the Uniform Commercial Code ("UCC") or otherwise, without the prior written consent of each Seller, which consent may be withheld or granted in a Seller's sole discretion. Upon written or telephonic request by a Seller to Participant, Participant shall exercise all of its rights of setoff, compensation, pledge, counterclaim and banker's privilege or lien and all of its rights under the UCC against any Obligated Party to the extent permitted by law. Any amounts realized by Participant pursuant to the exercise of such rights shall be shared with the Sellers in proportion to their respective Shares.

         Section 12.  TAXES.

                  (a) PARTICIPANT. All taxes due and payable on any payments to be made by a Seller to Participant under this Agreement shall be the sole responsibility of Participant.

                  (b) IRS FORMS. Participant agrees to provide to each Seller, from time to time upon a Seller's request, completed and signed copies of any forms that may be required by the United States Internal Revenue Service in order to certify Participant's exemption from United States withholding taxes with respect to Payments to be made to evidence satisfactory to each Seller that Participant is exempt from United States income tax withholding with respect to such income. Participant shall amend or supplement such forms or evidence as required to insure that it is accurate, complete and non-misleading at all times. Promptly upon notice from each Seller of any determination by the Internal Revenue Service that any Payments previously made to Participant hereunder were subject to United States income tax withholding when made, Participant shall pay to such Seller the excess of the aggregate amount required to be withheld from such Payments over the aggregate amount actually withheld by such Seller.

         Section 13.  COMMUNICATIONS REGARDING PARTICIPATION.

         Participant shall not, without the prior written consent of the Sellers, attempt to enforce or collect any Tranche B Loans in any manner, including institution of any legal proceeding. Participant may disclose its Participation in the Tranche B Loans, together with the identity of any Obligated Party, in any report, summary or other filing with any governmental or regulatory agency or authority.

         Section 14.  ERISA.

         Participant represents and warrants that the execution, delivery and performance of this Agreement by or on behalf of Participant, and the purchase and holding of the Participation by or on behalf of Participant, will not involve any prohibited transaction within the meaning of Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), other than a prohibited transaction which is covered by a currently effective class exemption granted by the U S. Department of Labor pursuant to
Section 408(a) of ERISA and Section 4975 of the Code.

         Section 15.  MISCELLANEOUS PROVISIONS.

                  (a) CHOICE OF LAW. This Agreement and the transactions contemplated hereunder shall be governed by and construed and enforced in accordance with the laws of the State of New York.

                  (b) AMENDMENT. Neither this Agreement nor any term hereof may be amended, changed, waived, discharged or terminated, except by an instrument in writing signed by the party against whom enforcement of such amendment, change, waiver, discharge or termination is sought.

                  (c) TITLES. Titles and headings of sections in this Agreement are for convenience of reference only and shall not be used to define or limit the provisions hereof.

                  (d) NO OTHER AGREEMENT. This Agreement and all documents incorporated herein expressly or by reference embody the entire agreement among the Sellers and Participant with respect to the purchase of Participant's Participation, and supersedes all prior agreements between any Seller and Participant with respect thereto.

                  (e) ORIGINALS. This Agreement may be executed in one or more counterparts and on telecopy counterparts, each of which shall constitute an original, but all of which together shall constitute, but one Agreement. The signature pages of all counterparts of this Agreement may be detached and

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

attached to a single counterpart of this Agreement so that all signature pages are physically attached to the same document.

                  (f) SUCCESSORS. All of the terms, covenants and conditions herein contained shall inure to the benefit of and be binding upon the parties hereto, and their respective successors and assigns.

                  (g) THIRD PARTY BENEFICIARIES. Neither any Seller nor Participant intends any Obligated Party or any other third party to be a third-party beneficiary of this Agreement. Nothing contained herein shall confer upon any Borrower, anyone claiming through any Borrower, any other Obligated Party or any other third party any right, claim or cause of action against a Seller or Participant, or any of their respective officers, directors, agents, employees, representatives, divisions, subsidiaries, affiliates, assigns, successors in interest or shareholders, to enforce this Agreement or for damages on account of a breach of this Agreement.

                  (h) SEVERABILITY. Every provision of this Agreement is severable. If any term or provision thereof is declared by a court of competent jurisdiction to be illegal, invalid or unenforceable for any reason whatsoever, such illegality, invalidity or unenforceability shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable, and to the extent possible all of the other provisions shall nonetheless remain in full force and effect.

                  (i) DETERMINATION CONCLUSIVE. Any determination by a Seller as to the amount of Participant's Participation, any Payment or Costs shall be final, conclusive and binding on Participant, absent manifest error.

         Section 16.  SUBMISSION TO JURISDICTION; SERVICE.

         With respect to any claim or cause of action arising out of or related to this Agreement or any transactions contemplated hereby, the Participant (a) irrevocably submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of New York and the United States District Court located in New York City, and (b) irrevocably waives any objection with it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any such court, (c) irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum and further (d) irrevocably waives the right to object, with respect in such claim, suit, action or proceeding brought in any such court, that such court does not have personal jurisdiction over it. The Participant irrevocably and unconditionally consents to the service of process in any such suit, action or proceeding in any of the aforesaid courts by the mailing of copies of such process to the Participant, said service to be effective ten (10) days after mailing.

         Section 17.  WAIVER OF RIGHT TO TRIAL BY JURY.

         PARTICIPANT AND EACH SELLER HEREBY EACH IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY PROCEEDING, ACTION, OR CONTROVERSY, INCLUDING COUNTER-CLAIMS, CROSS-CLAIMS, THIRD-PARTY CLAIMS OR OTHERWISE, AND FOR ALL CAUSES OF ACTION ON ANY MATTER CONCERNING, ARISING UNDER, OUT OF OR IN ANY WAY CONNECTED WITH, OR RELATED TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY, AND THE RELATIONSHIP ESTABLISHED HEREBY.

         IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed as of the date first above written.

                           SELLERS:

                           THE CHASE MANHATTAN BANK

                           By:
                              ---------------------------------------------
                                  Jim L. Holloway, Senior Vice President

                           CREDIT SUISSE FIRST BOSTON

                           By:
                              ---------------------------------------------
                                  Name:
                                       ------------------------------------
                                  Title:
                                        -----------------------------------

                           FLEET CAPITAL CORPORATION

                           By:
                              ---------------------------------------------
                                  Name:
                                       ------------------------------------
                                  Title:
                                        -----------------------------------
                           PARTICIPANT:

                           MS ACQUISITION LIMITED

                           By:    MSSC Acquisition Corp., its
                                  general partner


                                  By:
                                     -----------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                           -----------------------------------

                                       Schedule 1
                                           to
                             MASTER PARTICIPATION AGREEMENT

----------------------------------------- ----------------------- ------------------------------------ -----------------------
                                             Tranche B Loans           Amount of Tranche A Loans          Tranche B Loans
                                                  as of                          to be                         as of
                 Seller                       Effective Date                   Converted                  December 13,2000
----------------------------------------- ----------------------- ------------------------------------ -----------------------
1.     The Chase Manhattan Bank               $4,666,666.67                  $1,666,666.67                 $6,333,333.34
----------------------------------------- ----------------------- ------------------------------------ -----------------------
2.     Fleet Capital Corporation              $4,666,666.67                  $1,666,666.67                 $6,333,333.33
----------------------------------------- ----------------------- ------------------------------------ -----------------------
3.     Credit Suisse FirstBoston              $4,666,666.66                  $1,666,666.66                 $6,333,333.33
----------------------------------------- ----------------------- ------------------------------------ -----------------------
TOTAL                                         $14,000,000.00                 $5,000,000.00                 $19,000,000.00
                                          ----------------------- ------------------------------------ -----------------------